SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 28,
1996

CS First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware                 33-99612            Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


55 East 52nd Street
New York, New York                                     10055
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code (212) 909-
3512



CS First Boston Mortgage Securities Corp.
Form 8-K
INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5







ITEM 5. OTHER EVENTS

The CS First Boston Mortgage Securities Corp. makes monthly remittances to security holders. The latest remittance was made August 28, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of August
28, 1996.






SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CS First Boston Mortgage Securities
Corp.
                         (Registrant)

                         By:  CS First Boston


                         Name:     Gina Hubbell

                         Title:    Managing Director



INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-12
     as of August 28, 1996.



EXHIBIT 2121                            PAGE 6

DISTRIBUTION STATEMENTNORWEST BANK MINNESOTA, NAContact:
Sandro BonacciCS First Boston Mortgage Securities Corp.Phone:(410) 884-2080Series 1995-1Distribution Date:
8/28/96Pooled Cert. Dist. Date:
6/25/96- 8/26/96AggregatePass-
ThroughBeginningInterestInterestPrincipalBalanceEndingDeferr
edTotalRealizedClassRateBalanceAccrual
DistributionDistributionAdjustmentBalanceInterestDistributio
nLossesA-
10.0586251154114516914991.716910162.361324691.7149.791092794
54853.54778234854.10IO0.01274503677392.73676445.00001055.182
3676445.00R000832066.70000832066.70
TOTALS1154114520592384.421418674.161324691.7149.791092794505
908.7382743365.90
  PrincipalInterestClassCUSIPPriorityTypeTypeA-
1126342DC5SeniorPro-RataVariable    ION/ANotional IONotional
IOVariableRN/AResidualResidualResidual
Page 1
8/28/96
12:16pm
EXHIBIT
21.1
PAGE 7PAYMENTS PER SECURITY DENOMINATIONNORWEST BANK
MINNESOTA, NAContact:   Sandro BonacciCS First Boston
Mortgage Securities Corp.Phone:(410) 884-2080Series 1995-
1Distribution Date:
8/28/96Pooled Cert. Dist. Date:
6/25/96- 8/26/96AMOUNTS PER INDIVIDUAL SECURITY
RemainingOriginal%
ofIntegralRecordInterestInterestPrincipalRealizedEndingPrinc
ipalClassBalancePoolDenominationDateAccrualDistributionDistr
ibutionLossesBalanceFactorA-
112783200110003527713.2322013.2284247.972870.000117109279450
 .854867IO00100035277N/AN/AN/AN/A0N/AR00100035277N/AN/AN/AN/A
0N/ATOTALS12783200109279450.854867

8/28/96
12:16pmPage 2
EXHIBIT
21.1
PAGE 8
PRINCIPAL DISTRIBUTION DETAILNORWEST BANK MINNESOTA,
NAContact:   Sandro BonacciCS First Boston Mortgage
Securities Corp.Phone:(410) 884-2080Series 1995-
1Distribution Date:
8/28/96Pooled Cert. Dist. Date:
6/25/96- 8/26/96 Deferred
InterestTotalBeginningTotalCarryforwardBalance
EndingPrincipalDeferredClassBalancePrincipalPaydown
AdjustmentBalanceDistributionInterestA-
11154114561324691.70149.791092794561324691.74853.547IO0049.7
91890001055.182R0000000
TOTALS1154114561324691.749.79189149.791092794561324691.7
Class IO Deferred Interest Carryforward Amount:Beginning
Balance937.07
Additions:248.7123Reductions:-49.79189Ending Balance1135.990
8/28/96
12:16pmPage 3
EXHIBIT
21.1
PAGE 10INTEREST DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, NAContact:   Sandro BonacciCS First
Boston Mortgage Securities Corp.Phone:(410) 884-2080Series 1995-1Distribution Date:
8/28/96Pooled Cert. Dist. Date:
6/25/96-
8/26/96BeginningInterestOtherTotalEndingAggregateAggregate
Pass-ThroughBeginningNotionalInterestShortfall
/DeferredInterestInterestNotionalInterestDeferred Class
RateBalanceBalanceAccrual(Recovery)InterestAdjustmentsDistri
butionBalanceShortfallInterest A-
10.05862511541145N/A16914991.704853.54724.1816910162.3N/A048
53.55IO0.0127450115411453677392.701055.182107.49183676445.01
092794501055.18R00N/A000832066.7832066.7N/A00TOTALS115411452
0592384.405908.73832198.321418674.1005908.73
*Note:  Effective Quarterly Weighted Average Mortgage
Certificate Pass-Through Rate   = 0.071370
8/28/96
12:17pm

Page 4.FUND ACCOUNTS ACTIVITY SUMMARYNORWEST BANK MINNESOTA,
NAContact:   Sandro BonacciCS First Boston Mortgage
Securities Corp.Phone:(410) 884-2080Series 1995-1Distribution Date:35305Pooled Cert. Dist. Date:35241-8/26/96Proceeds AccountBeginning Balance0
    Deposits         Withdrawals    Scheduled
Interest21049992.9       Interest Payments-21418624.3
Total Principal61318852.0       Principal Payments-
61324691.7    Yield Support Payment0Carryforward Reduction-
49.79189     Reinvestment Income380429.6       Servicing
Fee0    Deferred Interest-5908.73  Total Deposits82743365.9
Total Withdrawals-82743365.9
     Ending Balance0 Other AccountsReserve Reserve Expense Pool Special Fund 1Fund 2FundInsuranceHazardOtherBeginning
Balance11693224.600000     Deposits4508511.800000
Earnings121812.200000     Withdrawals000000Ending
Balance16323548.600000
Advances on DelinquenciesBeginning BalanceN/ACurrent
PeriodN/AEnding BalanceN/A
8/28/96
12:17pmPage 5
EXHIBIT
21.1
PAGE 11COLLATERAL SUMMARYNORWEST BANK MINNESOTA, NAContact:
Sandro BonacciCS First Boston Mortgage Securities
Corp.Phone:(410) 884-2080
Series 1995-1Distribution Date:
8/28/96Quarterly Payment
6/25/96- 8/26/96Record Month:
August
1996
TotalAggregatePooledBegininngStatedInterestInterestInterestP
rincipalRealizedDeferredExpenseEndingCollateralRealizedCerti
ficateBalanceRateAccrualDistributionShortfallDistributionLos
sesInterestFundBalanceDistributionLossesSeries 1992-1, Class
A-18365585.40.073700
51378.9851378.980142202.30008223383.1193581.30Series 1992-4,
Class A-
2130898952.10.074893816956.7816956.701707591.3000129191360.8
2524548.00Series 1992-6, Class A-
3108962010.70.076143691391.3691352.502109659.1038.8010685239
0.42801011.70Series 1992-7, Class A-
333796903.20.073109205907.0205843.00626608.8064.03033170358.
4832451.80Series 1992-8, Class A-
366707924.70.074698415248.2415189.20958837.8059.020657491461
374027.00
Series 1992-9, Class A-
497404079.20.073634597688.7597688.701700037.900095704041.322
97726.60Series 1992-10, Class A-
235842200.10.067520201674.2201674.20328822.400035513377.6530
496.60Series 1992-10, Class A-
353093565.60.069216306247.5306247.50746160.200052347405.3105
2407.80Series 1992-10, Class A-
514316827.70.07392388195.8688195.860201788.000014115039.7289
983.90Series 1992-11, Class A-
2115142390.073706707228.6707228.601647802.7000
113494589.32355031.30Series 1992-11, Class A-
46179919.90.07044636279.3536279.35045155.280006134764.681434
 .630Series 1992-12, Class A-
3113790847.70.075479715742.2715742.201456944.2000112333903.4
2172686.50Series 1992-14, Class A-
45575348.50.07653535559.3635559.36019085.70005556262.854645.
060Series 1992-14, Class A-
541596121.40.077614269036.9267747.9044597101289.04041151439.
5713718.90Series 1992-15, Class A-
474161583.90.074569460848.9
460848.901470951.200072690632.61931800.20Series 1992-15,
Class A-
65985224.00.06738433609.4533609.45069910.730005915313.310352
0.10Series 1992-16, Class A-
462192495.90.074755387435.1386999.401400100.10435.6606079283
1.41787099.50Series 1992-16, Class A-
575878522.80.068923435820.8435164.901273605.70655.9207460557
3.01708770.70Series 1993-3, Class A-
746369422.20.077639300009.5297576.901222586.102432.604514926
8.61520163.10
Series 1994-1, Class A-
311712839.10.07940777506.8877506.880334901.400011377937.7412
408.30Series 1994-1, Class A-
42740836.10.0824818838.6818838.68014135.380002726700.732974.
060111071366852604.86847629.701792285804975.0701092795724770
487.70
8/28/96
12:17pm
Page 7A
EXHIBIT
21.1
PAGE
11COLLATERAL SUMMARYNORWEST BANK MINNESOTA, NA Contact:
Sandro BonacciRecord Month:
July
1996Phone:(410) 884-2080
TotalAggregatePooledBegininngStatedInterestInterestInterestP
rincipalRealizedDeferredExpenseEndingCollateralRealizedCerti
ficateBalanceRate
AccrualDistributionShortfallDistributionLossesInterestFundBa
lanceDistributionLossesSeries 1992-1, Class A-18577230.10.07412652983.2852983.280211644.60008365585.426462
7.90Series 1992-4, Class A-
2132917800.20.075148832378.3832378.302018848.0000130898952.1
2851226.40Series 1992-6, Class A-
3110553606.10.076458704398.0704398.001591595.3000108962010.7
2295993.40Series 1992-7, Class A-
334422025.30.073362210440.7210440.70625122.000033796903.2835
562.70Series 1992-8, Class A-
367326348.10.074955420537.7420537.70618423.300066707924.7103
8961.00Series 1992-9, Class A-
4100039780.073882615929.9615929.902635703.700097404079.23251
633.70Series 1992-10, Class A-
236094375.40.067868204139.5204139.50252175.200035842200.1456
314.70Series 1992-10, Class A-
354175164.70.069362313143.0313143.001081599.100053093565.613
94742.10Series 1992-10, Class A-514495398.50.07384889204.97
89204.970178570.700014316827.7267775.70Series 1992-11, Class
A-
2117293407.10.07438672709072709002151015.0000115142392878105
 .00Series 1992-11, Class A-
46286559.00.07061136991.9736991.970106639.10006179919.914363
1.10Series 1992-12, Class A-
3115791532.80.075890732287.4732287.402000685.1000113790847.7
2732972.60Series 1992-14, Class A-
46026132.90.07580538067.9938067.990450784.40005575348.548885
2.40Series 1992-14, Class A-542223818.5
0.077432272458.9272297.10627858.70161.71041596121.4900155.90
Series 1992-15, Class A-
476292230.70.074376472859.9472859.902130646.700074161583.926
03506.70Series 1992-15, Class A-
66041994.70.06783934157.0134157.01056770.70005985224.090927.
710Series 1992-16, Class A-
464083189.00.075132401227.0401170.101890749.9056.91062192495
 .92291920.10Series 1992-16, Class A-
576770587.80.069119442196.2442196.20892065.000075878522.8133
4261.20
Series 1993-3, Class A-
747193384.00.077779305888.6305646.60824203.80242.03046369422
 .21129850.40Series 1994-1, Class A-
311860254.10.07965578727.6878727.680147414.900011712839.1226
142.60Series 1994-1, Class A-
42814474.90.08209619254.8319254.83073638.770002740836.192893
 .60113127927004363.27003902.5020566155.00460.650111071362757
0057.50

8/28/96
12:18PMPage 7B
EXHIBIT
21.1
PAGE 12COLLATERAL SUMMARYNORWEST BANK MINNESOTA, NA Contact:
Sandro BonacciRecord Month:
June
1996Phone:(410) 884-2080
TotalAggregatePooledBegininngStatedInterest
InterestInterestPrincipalRealizedDeferredExpenseEndingCollat
eralRealizedCertificateBalanceRateAccrualDistributionShortfa
llDistributionLossesInterestFundBalanceDistributionLossesSer
ies 1992-1, Class A-
18781103.60.07459854588.1354588.130203873.50008577230.125846
1.60Series 1992-4, Class A-
2135422277.10.075668853928.4853928.402504476.8000132917800.2
3358405.20Series 1992-6, Class A-
3112265547.90.076823718714.9718714.901711941.7000110553606.1
2430656.70Series 1992-7, Class A-
335042469.20.073713215257.8215224.10620477.6033.7034422025.3
835701.80Series 1992-8, Class A-
368713660.80.075325431325.3431265.201387372.8060.13067326348
 .11818638.00Series 1992-9, Class A-
4102062669.90.074420632964.7632964.702022886.800010003978265
5851.60Series 1992-10, Class A-
236412304.60.068454207715.8207715.80317929.200036094375.4525
645.00Series 1992-10, Class A-355476888.90.069353
320624.8320624.801301724.200054175164.71622349.00Series 1992-
10, Class A-
514757652.40.07394990943.4990943.490262253.900014495398.5353
197.30Series 1992-11, Class A-
2119607559.20.074901746569.5746569.502314152.1000117293407.1
3060721.60Series 1992-11, Class A-
46361835.00.07074537505.837505.8075275.990006286559.0112781.
70Series 1992-12, Class A-
3118440432.80.076446754534.3754534.302648899.9000115791532.8
3403434.20Series 1992-14, Class A-
46041803.70.07592738228.3638228.36015670.760006026132.953899
 .120Series 1992-14, Class A-
542972670.90.077450277353.1277195.00749010.50158.1042223818.
51026205.50Series 1992-15, Class A-
478064236.30.075790493043.7493043.701772005.600076292230.722
65049.40Series 1992-15, Class A-
66180917.90.06795235000.935000.90138923.20006041994.7173924.
10Series 1992-16, Class A-
465913402.30.075820416468.1416411.301830270.1056.860
64083189.02246681.50Series 1992-16, Class A-
578426813.20.069450453900.8453900.801656225.300076770587.821
10126.10Series 1993-3, Class A-
748226461.50.078182314205.1314040.901033241.70164.2204719338
4.01347282.60Series 1994-1, Class A-
312074562.80.08002380520.8380520.830214308.700011860254.1294
829.50Series 1994-1, Class A-
42869301.60.08209819630.5219630.52054826.70002814474.974457.
220115411457193024.87192551.8022835747.70473.010113127923002
8299.60
8/28/96
12:18PMPage 7C